This Lease Agreement, made the 5th day of May 1983,

     Between JAM REALTY COMPANY, a partnership consisting of Jules J. Siegel, Arlene Siegel and Martin D. Daffner,

Landlord

located at 251 Industrial Parkway in the Township of Branchburg in the County of Somerset and State of New Jersey, herein designated as the Landlord,

     And COMMUNITY DISTRIBUTORS, INC., a New Jersey corporation,

Tenant

located at 251 Industrial Parkway in the Township of Branchburg in the County of Somerset and the State of New Jersey, herein designated as the Tenant;

     Witnesseth that, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following premises:

Premises

All of the buildings, improvements and realty commonly known as 251 Industrial Parkway, Branchburg Township (Somerville), New Jersey (a/k/a Block 17, Lot 1-A on the Branchburg Township Tax Map), and more particularly described or shown on "Schedule A" annexed hereto.

Term

for a term of fifteen (15) years commencing and terminating on the dates set forth in the annexed Rider,

Use

to be used and occupied only and for no other purpose than as a distribution center, warehouse and administrative offices for retail drug and variety stores, and as offices for affiliated and related companies.

     Upon the following Conditions and Covenants:

Payment of Rent

     1st: The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, the sum of $3,032,100.00 (Three Million Thirty-Two Thousand One Hundred and No/100 Dollars) in the following manner: Said rental is payable in equal monthly installments of $16,845.00 (Sixteen Thousand Eight Hundred Forty-Five and No/100 Dollars) on or before the first day of each month during the term of the lease.

Repairs and Care

     2nd: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

Glass, Etc.
Damage Repairs

     3rd: In case of the destruction of or any damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

Alterations
Improvements

     4th: No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

Signs

     5th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

Utilities

     6th: The Tenant shall pay when due all the rents or charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers thereof during the term hereof, and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefor, whichever occurs sooner.

Compliance with Laws etc.

     7th: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

Liability Insurance

Indemnification

     8th: The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, for limits of not less than $5,000,000.00 for injuries to one person and $25,000,000.00 for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than $500,000.00. The policy or policies of insurance shall be of a company or companies authorized to do business in this State and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof or of the date when the Tenant shall enter into possession, whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employee's, guests, licensees, invitees, subtenants, assignees or successors, or for any cause [ILLEGIBLE]

Assignment

     9th: The Tenant shall not, without the written consent of the Landlord, assign, mortgage or hypothecate this lease, Assignment nor sublet or sublease the premises or any part thereof.

Restriction of use

     10th: The Tenant shall not occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

Mortgage Priority

     11th: This lease shall not be a lien against the said premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of cancelling this lease, and the term hereof is hereby expressly limited accordingly.

Condemnation
Eminent Domain

     12th: If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

Fire and other Casualty

     13th: In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

Reimbursement of Landlord

     14th: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

Inspection and Repair

     15th: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

Right to Exhibit

     16th: The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, and Tenant agrees that on and after one (1) year next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

Increase of Insurance Rates

     17th: If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

Removal of Tenant's Property

     18th: Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

Remedies upon Tenant's Default

     19th: If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

Termination on Default

     20th: Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

Non-Liability of Landlord

     21st: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, airconditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, of any services to be furnished or supplied by the Landlord.

Non-Waiver by Landlord

     22nd: The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

Non-Performance by Landlord

     23rd: This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

Validity of Lease

     24th: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

Notices

     25th: All notices required under the terms of this lease shall be given and shall be complete by personal delivery or by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

Title and Quiet Enjoyment

     26th: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforementioned.

Entire Contract

     27th: This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

Recapture upon Sale

     28th: If the premises leased hereunder or of which the leased premises are a part, shall be sold during the term hereof, then if the Landlord so elects the Tenant agrees to vacate the premises, remove all the Tenant's property and deliver up peaceable possession thereof to the Landlord, within thirty (30) days of written demand therefor, and the term hereof and this lease shall terminate upon the date fixed in said demand.

Tax Increase

     [This Clause "29th" stricken from Agreement]

Mechanics' Liens

     30th: If any mechanics' or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall within ten (l0) days thereafter, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this lease, in addition to such as are permitted by law.

Waiver of Subrogation Rights

     31st: The Tenant waives all rights of recovery against the Landlord or Landlord's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from the Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.

Security

     [This Clause "32nd" stricken from Agreement]

SEE RIDER ANNEXED HERETO AND INCORPORATED HEREIN.

Conformation with Laws and Regulations

     The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

     In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

     In Witness Whereof, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.

Signed, Sealed and Delivered              JAM REALTY COMPANY
     in the presence of                   by: /s/ Arlene L. Siegel
       or Attested by                         ---------------------------------
                                              ARLENE SIEGEL, Partner (Landlord)
/s/ Beulah P. Burke
-------------------------------
                                          COMMUNITY DISTRIBUTORS, INC.
      Witness as to Landlord
ATTEST:
                                          /s/ Jules J. Siegel
/s/ Martin G. Daffner                     -------------------------------------
-------------------------------               JULES J. SIEGEL   President
MARTIN G. DAFFNER, Secretary                                     (Tenant)

State of New Jersey, County of                            ss.: Be it Remembered,
that on                            19    ,        before me, subscriber,
personally appeared

who, I am satisfied, the person named in and who executed the within Instrument,and thereupon acknowledged that signed, sealed and delivered the same as act and deed, for the uses and purposes therein expressed.

                    ------------------------------------------------------------




State of New Jersey, County of                            ss.: Be it Remembered,
that on                            19    ,        before me, subscriber,
personally appeared

who, being by me duly sworn on h             oath, deposes and makes proof to my
satisfaction, that  he is the                          Secretary of
                                 the Corporation named in the within Instrument;
that is the President of said Corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Directors of the said Corporation; that deponent well knows the corporate seal of said Corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed and said Instrument signed and delivered by said President as and for the voluntary act and deed of said Corporation, in presence of deponent, who thereupon subscribed h name thereto as attesting witness.

Sworn to and subscribed before me, the date aforesaid.

================================================================================

                                      Lease.

                        JAM REALTY COMPANY, a partnership
                         consisting of Jules J. Siegel,
                                  Arlene Siegel
                              and Martin G. Daffner

                                       TO

                          COMMUNITY DISTRIBUTOR, INC.,
                            a New Jersey Corporation


================================================================================

                               Dated, May 5, 1983

================================================================================

Term: Fifteen (15) years
Expires: As set forth in Lease and Rider
Rent, $16,845 per month


Prepared by:

BERNSTEIN, HOFFMAN & CLARK, ESQS.
336 Park Avenue
Scotch Plains, New Jersey  07076

                               ASSIGNMENT OF LEASE

         For one dollar and other good and valuable consideration, the Tenant as Assignor, assigns this Lease and all the Assignor's rights and privileges therein, including any and all monies deposited with the Landlord as security, subject to all the terms, covenants and conditions contained therein; and the Assignee accepts this Assignment of Lease and assumes and agrees to comply with and be bound by the terms, covenants and conditions in said Lease contained. The signature of the Landlord hereto is evidence of the Landlord's consent to and acceptance of this Assignment of Lease.






-----------------------------------       -------------------------------------
                           Assignee                                    Assignor

                                          -------------------------------------
                                                                       Landlord

                 RIDER ANNEXED TO AND INCORPORATED WITHIN
                 LEASE AGREEMENT DATED May 5, 1983 BETWEEN
                 JAM REALTY COMPANY, LANDLORD, AND
                 COMMUNITY DISTRIBUTORS, INC., TENANT.


     The Landlord and the Tenant in the annexed Lease Agreement do further agree, on this 5th day of May, 1983, by and between themselves, as follows:

     1. The Lease Agreement shall commence as of the date that Landlord acquires title to the demised premises referred to in said Lease Agreement; and, providing that same is the first day of a month, the term of the Lease Agreement shall run for a period of fifteen (15) years from the commencement date. In the event that the commencement date is a date other than the first day of a month, the term of the Lease Agreement shall run for a period consisting of (a) the balance of the month in which the commencement date occurs, plus (b) a period of fifteen (15) years beginning as of the first day of the following month. If the provisions of the immediately preceding sentence shall apply, then the Landlord and the Tenant shall pro-rate the first fractional month's rental based upon the number of days in that month. The parties agree to confirm in writing the exact commencement and termination dates of the Lease Agreement as soon as same are known.

     2. In addition to its insurance obligations set forth in the Lease Agreement, the Tenant, at its sole cost and expense, shall keep the demised premises insured for the mutual benefit of Landlord, any mortgagee requested by Landlord and Tenant during the term of this Lease Agreement, for the following:

     (a) Against loss or damage by fire and against loss or damage by other risks now or hereafter embraced by "Extended Coverage", so-called, with replacement cost (depreciation) endorsement, in amounts sufficient to prevent Landlord or Tenant from becoming a co-insurer under the terms of the applicable policies, but in any event in an amount not less than the then "full replacement cost" without any deduction for physical depreciation of the Improvements. Such "full replacement cost" shall be determined at Tenant's sole cost and expense from time to time (but not more frequently than once in any twenty-four (24) calendar months) at the request of Landlord, by an appraiser, engineer, architect or contractor designated by Tenant and approved in writing by Landlord (such approval not to be unreasonably withheld). No omission on the part of Landlord to request any such determination shall relieve Tenant of any of its obligations under this paragraph; and

     (b) Against such other risks, and for such amounts and on such terms, as the Landlord may reasonably designate from time to time.

     The policy or policies of insurance for the foregoing shall be of a company or companies authorized to do business in this State and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof or of the date when the Tenant shall enter into possession, whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor.

     3. The Tenant shall pay fully, and on or before the dates when same are due, directly to the governmental authority or authorities or agency or agencies involved, all real estate taxes, duties, assessments (special or otherwise), water and sewer rents, whether ordinary or extraordinary, general or special, foreseen or unforeseen, of any kind and nature whatsoever, which at any time during the term of this Lease Agreement shall be assessed, levied, confirmed, imposed upon or grow out of, or become due and payable in respect of, or become a lien on or be attributable in any manner to the demised premises, or the rents receivable therefrom, or any part thereof or any use thereon or any facility located therein or used in connection therewith or any charge or other payment required to be paid to any governmental authority, whether or not any of the foregoing shall be a so-called "real estate tax" (all of which are hereinafter referred to as "Impositions"). All Impositions or installments thereof payable with respect to the tax year in which this Lease Agreement shall commence, and all Impositions or installments thereof with respect to the tax year in which this Lease Agreement shall terminate, shall be apportioned, except any Imposition which becomes a lien during the term, which Landlord shall elect to pay in installments as may be provided by law, shall, to the extent otherwise payable pursuant to this Lease, be paid in full prior to the expiration of the Term of this Lease as if the Landlord had not elected to pay the same in installments. The Tenant shall, promptly following its payment of all of the foregoing Impositions, furnish the Landlord with proof of payment of same.

     4. It is the intention of the Landlord and the Tenant that the rent herein specified shall be net to the Landlord in each year during the term of this Lease Agreement, that all costs, expenses and obligations of every kind relating to the demised premises which may arise or become due during the term of this Lease Agreement, shall be paid by the Tenant, and that the Landlord shall be indemnified by the Tenant against all such costs, expenses and obligations. The net rent shall be paid to the Landlord without notice or demand and without any abatement, deduction, or setoff.

     5. This Lease Agreement shall be interpreted and construed in accordance with the laws of the State of New Jersey.

     6. In the event of any inconsistencies between the provisions of this Lease Agreement and the provisions of this Rider, the provisions of the Rider shall govern.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.


Signed, Sealed and Delivered            JAM REALTY COMPANY
in the presence of or
attested by                             By: /s/ Arlene L. Siegel
                                            -----------------------------------
                                            Arlene Siegel, Partner (Landlord)
/s/ Beulah P. Burke
-------------------------------
Witness as to Landlord                  COMMUNITY DISTRIBUTORS, INC.

  Attest:                               By: /s/ Jules J. Siegel
                                            -----------------------------------
                                            Jules J. Siegel, President (Tenant)

/s/ Martin G. Daffner
-------------------------------
Martin G. Daffner, Secretary